[ARTERA LETTERHEAD]


EXHIBIT 10(as)
                                                              November 9, 2001

To each of the Investors
identified on Schedule A hereto

Gentlemen:

     In connection with the prior issuance and sale by Artera Group, Inc. ("Artera") to the investors identified on Schedule A hereto (the "Investors") of shares of Series A Convertible Preferred Stock, par value $0.01 per share, of Artera, identified on Schedule A hereto (the "Preferred Shares"), this letter will confirm our agreement as follows:

     1. In order to permit NCT Group, Inc. ("NCT") to file one or more registration statements covering the resale by the Investors of the common stock, par value $0.01 per share, of NCT (the "NCT Common Stock"), issuable by NCT upon the Investors' exchange of the Preferred Shares, in accordance with the terms of that certain Exchange Rights Agreement (Preferred), dated as of June 29, 2001, by and among NCT and the Investors, the Investors hereby irrevocably waive their rights to convert the Preferred Shares into common stock, par value $0.001 per share, of Artera ("Artera Common Stock").

     2. In connection with the waiver by the Investors of their rights to convert the Preferred Shares into Artera Common Stock, the Investors also waive those rights granted under the Certificate of Designations, Preferences and Rights of the Preferred Shares, as filed with the Secretary of State of the State of Delaware on February 23, 2001 (the "Certificate of Designations"), relating to: (i) the conversion of the Preferred Shares into Artera Common Stock; (ii) the Investors' rights to force a redemption of the Preferred Shares pursuant to Section 6 of the Certificate of Designations; and (iii) Artera's reservation and delivery of shares of Artera Common Stock.

     3. In connection with the foregoing paragraphs 1 and 2, (i) any written agreement(s) relating to the Preferred Shares shall be deemed amended to the extent necessary to effectuate the immediately preceding paragraphs and (ii) the Investors shall not be deemed to have waived any other rights, accrued penalties, damages, liquidated damages and interest under the Certificate of Designations or any written agreement(s) relating to the Preferred Shares.

     If the above accurately sets forth our understanding, please sign and execute one copy of this letter agreement.

                                ARTERA GROUP, INC.

                                By:     /s/
                                        Name:
                                        Title:

ACKNOWLEDGED:

NCT GROUP, INC.

By:      /s/
         Name:
         Its:

AGREED AND ACCEPTED:


AMRO INTERNATIONAL, S.A.


By:      /s/
         Name:
         Title:

AUSTOST ANSTALT SCHAAN


By:      /s/
         Name:
         Title:

BALMORE, S.A.


By:      /s/
         Name:
         Title:

THE GROSS FOUNDATION, INC.


By:      /s/
         Name:
         Title:

ICT N.V.


By:      /s/
         Name:
         Title:

LEVAL TRADING, INC.


By:      /s/
         Name:
         Title:

LIBRA FINANCE, S.A.


By:      /s/
         Name:
         Title:

NESHER LTD.


By:      /s/
         Name:
         Title:

TALBIYA B. INVESTMENTS LTD.


By:      /s/
         Name:
         Title:

UNITED SECURITIES SERVICES, INC.


By:      /s/
         Name:
         Title:

                         SCHEDULE A TO LETTER AGREEMENT


INVESTOR                          NUMBER OF           STATED VALUE  CERTIFICATE
                                  SERIES A                          NUMBER
                                  PREFERRED SHARES

AUSTOST ANSTALT SCHAAN            1,077               $1,077,000    P23 and P24
7440 Fuerstentum
Lichtenstein, Landstrasse 163
Fax: 011-431-534532895

BALMORE, S.A.                     1,077               $1,077,000    P21 and P22
P.O. Box 4603
Zurich, Switzerland
Fax: 011-411-201-6262

AMRO INTERNATIONAL, S.A.          471                 $471,000      P25 and P26
C/o Ultra Finanz
Grossmuenster Platz 6
Zurich, Switzerland CH8022
Fax: 011-411-262-5512

THE GROSS FOUNDATION, INC.        70                  $70,000       P31
1660 49th Street
Brooklyn, New York
Fax: 718-851-3511

LEVAL TRADING, INC.               260                 $260,000      P32 and P33
C/o Thierry Ulmann
14 rue du Conseil-General
CH-1205, Geneva, Switzerland
Fax: 011-4122-321-0807

NESHER LTD.                       107                 $107,000      P27 and P28
Ragnall House, 18 Peel Road
Douglas, Isle of Man
1M1 4L2, United Kingdom
Fax: 011-44-1624-661594

TALBIYA B. INVESTMENTS LTD.       116                 $116,000      P29 and P30
Ragnall House, 18 Peel Road
Douglas, Isle of Man
1M1 4L2, United Kingdom
Fax: 011-44-1624-661594

UNITED SECURITIES SERVICES, INC.  21                  $21,000       P35
135 West 50th Street, Suite 1700
New York, New York 10020
Fax: 212-541-4410

ICT N.V.                          77                  $77,000       P36
Antwerp Tower
De Keyserlei 5 Box 59
2018 Antwerp, Belgium
Fax: 011-32-3-233-2680

LIBRA FINANCE, S.A.               1,000               $1,000,000    P3 and P6
P.O. Box 4603
Zurich, Switzerland
Fax: 011-411-201-6262